UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2025

Mesa Air Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-38626	85-0302351
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

410 North 44th Street, Suite 700
Phoenix, Arizona 85008
(Address of principal executive offices, and zip code)

(602) 685-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, no par value	MESA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 21, 2025, Mesa Air Group, Inc. (the “Company”) received a notification letter (the “New Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, as a result of (i) the Company’s delay in filing its Quarterly Report on Form 10-Q for the period ended December 31, 2024 (the “Form 10-Q”) with the Securities and Exchange Commission (the “SEC”), and (ii) the Company's continued delay in filing its Annual Report on Form 10-K for the period ended September 30, 2024 (the “Form 10-K” or the “Initial Delinquent Filing”), as first reported in that notification letter (the “Initial Notice”) issued by the Nasdaq to the Company on January 15, 2025 (the “Initial Notice Date”), the Company is still not in compliance with the requirements for continued listing under Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”). The filing delay is not the result of a forthcoming restatement of the Company’s financial statements or any disagreement with the Company’s auditors.

The New Notice has no immediate effect on the listing or trading of the Company’s common stock on the Nasdaq Capital Market. The New Notice states that, in accordance with the Initial Notice, the Company has 60 calendar days from the Initial Notice Date, or until March 17, 2025, to submit a plan to regain compliance with the Listing Rule with respect to the delinquent reports. If Nasdaq accepts the Company’s plan to regain compliance, then Nasdaq may grant the Company up to 180 calendar days from the prescribed due date of the Initial Delinquent Filing, or until July 14, 2025, to regain compliance.

The Company continues to work diligently to complete the Form 10-K and the Form 10-Q.

Item 7.01 Regulation FD Disclosure.

A press release dated February 26, 2025, disclosing the Company’s receipt of the New Notice referenced above is attached hereto as Exhibit 99.1.

The information furnished in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit.

The following exhibits are furnished as part of this report:

Exhibit No.	Description
99.1	Press Release of Mesa Air Group, Inc., dated February 26, 2025.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 26, 2025	MESA AIR GROUP, INC.

	By:	/s/ Brian S. Gillman
	Name:	Brian S. Gillman
	Title:	Executive Vice President and General Counsel